Income Taxes	12 Months Ended
Dec. 31, 2016
Income Taxes
13. Income Taxes

The Company's United States and Irish based subsidiaries file tax returns in the United States and Ireland respectively. Other foreign subsidiaries are taxed separately under the laws of their respective countries.

The components of income before provision for income taxes are as follows:

	Year ended
	December 31,	December 31,	December 31,
	2016	2015	2014
	(in thousands)
Ireland	$201,221	$184,643	$143,889
United States	11,466	15,436	6,966
Other	87,485	78,771	51,861
Income before provision for income taxes	$300,172	$278,850	$202,716

The components of provision for income taxes are as follows:

	Year ended
	December 31,	December 31,	December 31,
	2016	2015	2014
	(in thousands)
Provision for income taxes:
Current tax expense:
Ireland	$22,931	$21,769	$19,562
United States	7,768	684	7,891
Other	5,749	13,701	10,695
Total current tax expense	36,448	36,154	38,148

Deferred tax expense/(benefit):
Ireland	1,284	26	(1,178)
United States	613	2,896	(3,031)
Other	(352)	235	(3,691)
Total deferred tax expense/(benefit)	1,545	3,157	(7,900)

Provision for income taxes	37,993	39,311	30,248

Impact on shareholders equity and other comprehensive income of the tax consequence of :
Excess tax benefit on stock compensation	(4,332)	(1,905)	(2,404)
Currency impact on long term funding	(396)	3,574	178

Total	$33,265	$40,980	$28,022

Ireland's statutory income tax rate is 12.5%. The Company's consolidated reported provision for income taxes differed from the amount that would result from applying the Irish statutory rate as set forth below;

	Year ended
	December 31,	December 31,	December 31,
	2016	2015	2014
	(in thousands)
Taxes at Irish statutory rate of 12.5% (2015:12.5%; 2014:12.5%)	$37,522	$34,856	$25,340
Foreign and other income taxed at higher rates	4,642	4,614	3,152
Research & development tax incentives	(907)	(695)	(1,810)
Movement in valuation allowance	1,208	(4,133)	(1,965)
Effects of change in tax rates	576	(16)	543
Increase/(decrease) in unrecognized tax benefits	(1,521)	5,085	2,869
Effects of permanent items	(4,259)	(463)	2,048
Other	732	63	71
Provision for income taxes	$37,993	$39,311	$30,248

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities are presented below:

	December 31,	December 31,
	2016	2015
	(in thousands)
Deferred tax liabilities:
Property, plant and equipment	$979	$1,239
Goodwill	26,617	22,170
Other intangible assets	6,700	5,865
Other	1,441	1,293
Total deferred tax liabilities recognized	35,737	30,567

Deferred tax assets:
Operating loss and tax credits carryforwards	22,705	22,186
Property, plant and equipment	3,121	2,487
Accrued expenses and payments on account	28,904	29,473
Stock compensation	13,062	12,959
Deferred compensation expense	3,327	2,174
Other	15	566
Total deferred tax assets	71,134	69,845
Valuation allowance for deferred tax assets	(20,337)	(17,184)
Deferred tax assets recognized	50,797	52,661
Overall net deferred tax asset	$15,060	$22,094

In 2015, the Company early adopted the provisions of ASU 2015-17 which requires entities with a classified balance sheet to present all deferred tax assets and liabilities as noncurrent on the basis that it is a more useful presentation of the Company's position. The prior period amounts were not retrospectively adjusted.

At December 31, 2016 Ireland subsidiaries had additional tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available for offset against future tax liabilities, if any, of $3.3 million (2015: $2.9 million).

At December 31, 2016 other non U.S. subsidiaries had operating loss carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future taxable income, if any, of approximately $70.1 million (2015: $68.6 million). In addition at December 31, 2016 other non U.S. subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future tax liabilities, if any, of $3.9 million (2015: $3.0 million). At December 31, 2016 Other non U.S. subsidiaries also had additional operating loss carry forwards of $3.5 million which are due to expire between 2017 and 2023.

At December 31, 2016 U.S. subsidiaries had U.S. federal and state net operating loss ("NOL") carry forwards of approximately $50.6 million and $50.2 million, respectively. These NOLs are available for offset against future taxable income and expire between 2017 and 2036. Of the $50.6 million U.S. federal NOLs, approximately $22.8 million is currently available for offset against future U.S. federal taxable income. Of the $50.6 million U.S. federal NOLs, approximately $16.1 million would be recorded in additional paid in capital upon utilization. Of the $50.2 million of state NOLs, approximately $30.9 million would be recorded in additional paid in capital upon utilization. The subsidiary's ability to use the U.S. federal and state NOL carry forwards is limited on an annual basis due to changes of ownership in 2000, 2010 and 2014, as defined by Section 382 of the Internal Revenue Code of 1986, as amended. Of the U.S. federal NOLs, $28.6 million are limited by Section 382. Of the $28.6 million of losses, the amount available during 2016 totaled $2.9 million. The remaining losses are available as follows: $12.8 million for the years 2017 – 2019, $7.7 million in 2020-2022, $5.2 million for the years 2023 – 2026.

The expected expiry dates of these losses are as follows:

	Federal	State
	NOL's	NOL's
	(in thousands)

2017-2018	226	-
2021-2034	34,735	29,049
2035-2036	15,626	21,119

	$50,587	$50,168

In addition US subsidiaries have alternative minimum tax credit carry forwards of approximately $0.4 million that are available to reduce future U.S. federal regular income taxes, over an indefinite period. They also have general business credit carry forwards of approximately $0.3 million that are available to offset future U.S. federal income taxes.

The valuation allowance at December 31, 2016 was approximately $20.3 million. The valuation allowance for deferred tax assets as of December 31, 2015 and December 31, 2014 was $17.2 million and $23.1 million respectively. The net change in the total valuation allowance was an increase of $3.1 million during 2016 and a decrease of $5.9 million during 2015. Of the total increase of $3.1 million in 2016, $1.2 million resulted in a current year income tax expense, $2.4 million was acquired and impacted goodwill, and these were offset by a decrease of $0.5 million recognized in Other Comprehensive Income. Of the total decrease of $5.9 million in 2015, $4.1 million resulted in a current year income tax benefit with the remaining decrease of $1.8 million recognized in Other Comprehensive Income.

The valuation allowances at December 31, 2016 and December 31, 2015 were primarily related to operating losses and tax credits carried forward that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities and projected future taxable income in making this assessment. In respect of deferred tax assets not subject to a valuation allowance, management considers that it is more likely than not that these deferred tax assets will be realized on the basis that there will be sufficient reversals of deferred tax liabilities and taxable income in future periods. During 2015, a UK subsidiary utilized losses for which a full beginning-of-year valuation allowance had been retained resulting in a tax benefit of $3.2 million. During 2016, there were no movements to valuation allowance that had a material impact on the effective tax rate.

The Company has not recognized a deferred tax liability for the undistributed earnings of foreign subsidiaries that arose in 2016 and prior years as the Company considers these earnings to be indefinitely reinvested. It is not practicable to calculate the exact unrecognized deferred tax liability, however it is not expected to be material as Ireland allows a tax credit in respect of distributions from foreign subsidiaries at the statutory tax rate in the jurisdiction of the subsidiary so that no material tax liability would be expected to arise in the event these earnings were ever remitted. In addition, withholding taxes applicable to remittances from foreign subsidiaries would not be expected to be material given Ireland's tax treaty network and the EU parent subsidiary directive.
A reconciliation of the beginning and ending amount of total unrecognized tax benefits is as follows:
	December 31,	December 31,	December 31,
	2016	2015	2014
	(in thousands)
Unrecognized tax benefits at start of year	$28,166	$23,201	$5,780

Increase related to acquired tax positions	-	778	14,552
Increase related to prior year tax positions	1,151	1,482	565
Decrease related to prior year tax positions	(2,483)	(315)	(183)
Increase related to current year tax positions	1,104	3,063	3,709
Settlements	(837)	-	(2)
Lapse of statute of limitations	(481)	(43)	(1,220)
Unrecognized tax benefits at end of year	$26,620	$28,166	$23,201

The relevant statute of limitations for unrecognized tax benefits totaling $4.9 million could potentially expire during 2017. There was no movement during the year ended 31 December 2016 (2015: $0.8 million) in respect of pre-acquisition tax positions taken by companies acquired.

Included in the balance of total unrecognized tax benefits at December 31, 2016 were potential benefits of $26.6 million, which if recognized, would affect the effective rate on income tax from continuing operations. The balance of total unrecognized tax benefits at December 31, 2015 and December 31, 2014 included potential benefits which, if recognized, would affect the effective rate of income tax from continuing operations of $28.2 million and $23.2 million respectively.

Interest and penalties recognized as a net expense during the year ended December 31, 2016 amounted to $0.1 million (2015: net expense of $0.9 million, 2014: net benefit of $0.2 million) and are included within the provision for income taxes. Total accrued interest and penalties as of December 31, 2016 and December 31, 2015 were $3.3 million and $3.3 million respectively and are included in closing income taxes payable at those dates.

Our major tax jurisdictions are the United States and Ireland. We may potentially be subjected to tax audits in both our major jurisdictions. In the United States tax periods open to audit include the years ended December 31, 2013, December 31, 2014, December 31, 2015 and December 31, 2016. In Ireland, tax periods open to audit include the years ended December 31, 2012, December 31, 2013, December 31, 2014, December 31, 2015 and December 31, 2016. During such audits, local tax authorities may challenge the positions taken by us in tax returns.